U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2006

URANIUM ENERGY CORP.
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
(State or other Jurisdiction as Specified in Charter)

333-127185	98-0399476
(Commission file number)	(I.R.S. Employer Identification No.)

Austin Centre
701 Brazos, Suite 500 PMB#
Austin, Texas 78701
(Address of Principal Executive Offices)

512.721.1022
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

With closings have occurred on each of May 11th, 19th and, most recently, on May 24th, 2006 (each such date being a “Closing Date”), Uranium Energy Corp., a Nevada corporation (the “Company”), completed a private placement (the “Private Placement”) with certain U.S. accredited investors and non-U.S. residents (each an “Investor”) for aggregate proceeds of $5,000,000 pursuant to the terms and conditions of certain subscription agreements (collectively, the “Subscription Agreements”) as entered into between the Company and each such Investor.

In accordance with the terms of the Subscription Agreements: (i) the Company issued an aggregate of 2,500,000 units at a subscription price of $2.00 per unit (each a “Unit”); (ii) each Unit is comprised of one share of the Company’s restricted common stock, par value $0.001 (the “Common Stock”), and one-half of one non-transferable common share purchase warrant (the “Warrant”); (iii) each whole Warrant entitles the Investor to purchase an additional share of the Company’s common stock commencing upon the Closing Date of the issuance of the underlying Units and ending on the day which is the earlier of (a) 12 months from the date of issuance of the Units and (b) six months from the effective date of the Company’s proposed registration statement, if any, pursuant to which the shares of Common Stock and the shares underlying the Warrants upon exercise, will be qualified for sale by the Investors; and (iv) the exercise price of the Warrants is $2.50 per whole Warrant during the entire Warrant exercise period.

The Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of shares of Common Stock and the shares issuable upon the exercise of the Warrants.

In conjunction with the completion of the Private Placement, the Company has issued a finders’ fees comprised of: (i) cash fees in the aggregate of $329,700; and (ii) an aggregate of 471,000 non-transferable common stock purchase warrants which have the same terms and conditions as the Warrants.

The Private Placement was made and sold only to accredited investors in reliance on Rule 506 promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation S. The Private Placement has not been registered under the Act or under any state securities laws and may not be offered or sold without registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press Release issued by Uranium Energy Corp. on May 25, 2006.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Uranium Energy Corp.

Date: May 26, 2006	By:	/s/ Amir Adnani
Amir Adnani
President and Chief Executive Officer